UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 22, 2007
COUNTRYWIDE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8422 (Commission File Number)	13-2641992 (IRS Employer Identification No.)

4500 Park Granada, Calabasas, CA (Address of principal executive offices)	91302 (Zip Code)
Registrant’s telephone number, including area code: (818) 225-3000
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     This Amendment No. 1 is being filed by Countrywide Financial Corporation (the “Company”) to amend the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 28, 2007 (the “Initial Report”) to reflect a correction of a scrivener’s error in the Certificate of Designations of 7.25% Series B Non-Voting Convertible Preferred Stock of the Company (the “Certificate of Designations”). This Amendment No. 1 restates Item 5.03 of the Initial Report to clarify that the Initial Dividend Period of the 7.25% Series B Non-Voting Convertible Preferred Stock, par value $0.05 per share, ended on September 30, 2007 instead of ending on November 15, 2007.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     The information set forth in Item 1.01 hereof is incorporated herein by reference.
     On August 22, 2007, the Company amended its restated certificate of incorporation by filing the Certificate of Designations of 7.25% Series B Non-Voting Convertible Preferred Stock of Countrywide Financial Corporation (the “Company”), filed with the Secretary of State of the State of Delaware on August 22, 2007 (the “Certificate of Designations”). A copy of the Certificate of Designations is attached hereto as Exhibit 3.1. On November 1, 2007, the Company filed a Certificate of Correction of Certificate of Designations of the Company (the “Certificate of Correction”) with the Secretary of State of the State of Delaware to clarify in the Certificate of Designations that the Initial Dividend Period of the 7.25% Series B Non-Voting Convertible Preferred Stock, par value $0.05 per share, ended on September 30, 2007. A copy of the Certificate of Correction is attached hereto as Exhibit 3.2 and incorporated by reference.
Item 9.01. Financial Statements and Exhibits.
     A copy of the Certificate of Correction is attached hereto as Exhibit 3.2. All other exhibits referenced herein or in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 28, 2007 (the “Initial Report”) were filed with the Initial Report.
(d)	Exhibits.

Exhibit No.	Description

3.2	Certificate of Correction of Certificate of Designations of Countrywide Financial Corporation, filed with the Secretary of State of the State of Delaware on November 1, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTRYWIDE FINANCIAL CORPORATION
/s/ Susan E. Bow
Dated: November 2, 2007	Name:	Susan E. Bow
	Title:	Senior Managing Director, General Counsel, Corporate and Securities and Corporate Secretary

Exhibit Index

Exhibit No.	Description

3.2	Certificate of Correction of Certificate of Designations of Countrywide Financial Corporation, filed with the Secretary of State of the State of Delaware on November 1, 2007